EXHIBIT 32.2

                              CERTIFICATION OF THE
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tannya L Irizarry, Chief Financial Officer of GeneThera, Inc. (the "Company"), do hereby that to the best of my knowledge and belief that:

      (1) The Company's annual report on Form 10-KSB/A for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2006


By: /s/ Tannya L Irizarry
    ------------------------------------
    Tannya L Irizarry
    Chief Financial Officer (Interim)